SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 23, 2004
(Date of earliest event reported)

Commission File No. 333-109285



                       Banc of America Funding Corporation
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       Delaware                                           56-1930085
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


214 North Tryon Street
Charlotte, North Carolina                                             28255
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Address of principal executive offices                             (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


                             100 North Tryon Street
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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------                                      -----------
      (99)                                       Collateral Term Sheets
                                                 prepared by Banc of
                                                 America Securities LLC
                                                 in connection with
                                                 Banc of America
                                                 Funding Corporation,
                                                 Mortgage Pass-Through
                                                 Certificates, Series
                                                 2004-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BANC OF AMERICA FUNDING CORPORATION


April 23, 2004

                                          By:      /s/ Michael P. Schoffelen
                                                   -----------------------------
                                          Name:    Michael P. Schoffelen
                                          Title:   Senior Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                                --------------

   (99)                Collateral Terms Sheets                            E
                       prepared by Banc of America
                       Securities LLC in connection
                       with Banc of America Funding
                       Corporation, Mortgage Pass-
                       Through Certificates, Series 2004-1